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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 18, 2007



                            BUFFALO WILD WINGS, INC.
             (Exact name of registrant as specified in its charter)

                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


                 000-24743                                     31-1455913
         (Commission File Number)                            (IRS Employer
                                                          Identification No.)

                    1600 Utica Avenue South, Suite 700
                          Minneapolis, Minnesota                  55416
               (Address of Principal Executive Offices)         (Zip Code)

                                 (952) 593-9943
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if changed since last report


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Item 8.01 Other Events.

         On May 18, 2007, Buffalo Wild Wings, Inc. (together with its affiliates, the "Company") announced that it has exercised a right of first refusal to acquire for approximately $26 million the assets of nine Buffalo Wild Wings franchised restaurants in the Las Vegas, Nevada area, which includes one unit that is under construction. The restaurants are currently operated by Bill Welter, whom the Company intends to retain as a consultant. The Company expects the acquisition, if completed, to close in the fourth quarter of 2007.

         Also, on May 18, 2007, the Company announced a two-for-one stock split of its outstanding shares of Common Stock, payable in the form of a 100% stock dividend to shareholders of record on June 1, 2007.

         A copy of the press release describing these events is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

                  (a) Financial statements: None.

                  (b) Pro forma financial information: None.

                  (c) Shell company transactions: None.

                  (c) Exhibits:

                           99.1     Press Release dated May 18, 2007




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 18, 2007

                         BUFFALO WILD WINGS, INC.


                         By       /s/ James M. Schmidt
                                  --------------------------------------------
                                  James M. Schmidt, Executive Vice
                                  President, General Counsel and Secretary

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            BUFFALO WILD WINGS, INC.
                            EXHIBIT INDEX TO FORM 8-K



Date of Report:                                     Commission File No.:
May 18, 2007                                                   000-24743

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                            BUFFALO WILD WINGS, INC.

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EXHIBIT NO.                ITEM

       99.1                Press Release dated May 18, 2007